UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2006

Boston Financial Qualified Housing Tax Credits L.P. IV, A Limited Partnership
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-19765 (Commission File Number)	04-3044617 (IRS Employer Identification No.)
101 Arch Street Boston, Massachusetts 02110-1106 (Address of principal executive offices)(Zip Code)
Registrant's telephone number, including area code: (617) 439-3911

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☒	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 8.01. Other Events

On March 29, 2006, Boston Financial Qualified Housing Tax Credits L.P. IV, A Limited Partnership (the “Partnership”), will mail a letter to all of its limited partners which, among other things, discusses the Partnership’s views with respect to a tender offer for units of limited partnership interests by Anise, L.L.C. The letter also briefly discusses a proposed consent solicitation by the Partnership and its general partners. A copy of the letter is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits
Number

	99.1	Letter to limited partners dated March 29, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. IV, A LIMITED PARTNERSHIP (Registrant) By: Arch Street VIII, Inc., its Managing General Partner

Date: March 28, 2006	By:	/s/ Michael H. Gladstone
Michael H. Gladstone
Vice President and Clerk

By:	/s/Jenny Netzer
Jenny Netzer
President

Exhibit Index

Exhibit Number	Exhibit Name

99.1	Letter to limited partners dated March 29, 2006.